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                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [X] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                             JANUS INVESTMENT FUND
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             (Exact Name of Registrant as Specified in Its Charter)

                151 Detroit Street, Denver, Colorado 80206-4805
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                    (Address of Principal Executive Offices)

                                  303-333-3863
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               (Registrant's Telephone No., including Area Code)

 Stephanie Grauerholz-Lofton - 151 Detroit Street, Denver, Colorado 80206-4805
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                    (Name and Address of Agent for Service)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                                 Form of Notice

                             JANUS MONEY MARKET FUND
                       JANUS GOVERNMENT MONEY MARKET FUND
                               151 DETROIT STREET
                             DENVER, COLORADO 80206

                             **YOUR VOTE IS NEEDED**

Dear Shareholder:

As a shareholder of one or more of the Funds referenced above, you are being asked to approve the proposed reorganization discussed in the enclosed proxy statement and outlined on the enclosed proxy voting instruction form.

The Independent Trustees of each Fund recommend that you vote "FOR" the proposed reorganization, so please vote as soon as possible using one of the options below:

1. VOTE BY TELEPHONE. Cast your vote by calling 1-800-454-8683 and following the recorded instructions. Please have your proxy information available.

2. VOTE ON THE INTERNET. Cast your vote by logging onto www.proxyvote.com and following the instructions on the website. Please have your proxy information available.

3. VOTE BY MAIL. Cast your vote by signing, dating, and mailing the enclosed voting instruction form in the return envelope provided.

4. IN PERSON. Attend the special meeting of shareholders on February 16, 2007 at 10:00 a.m. MT at Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206.

Our proxy solicitation firm, Computershare Fund Services ("Computershare"), can assist you with all aspects of the voting process. If you have any questions regarding the meeting, or need help voting your proxy, please call Computershare, toll-free at 1-866-546-5791, Monday-Friday from 9:00 a.m.-11:00 p.m. eastern time, and Saturday from 12:00 p.m.-6:00 p.m. eastern time.



                   YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

                                 Form of Notice

                             JANUS MONEY MARKET FUND
                       JANUS GOVERNMENT MONEY MARKET FUND
                               151 DETROIT STREET
                             DENVER, COLORADO 80206

                             **YOUR VOTE IS NEEDED**

Dear Shareholder:

As a shareholder of one or more of the Funds referenced above, you are being asked to approve the proposed reorganization discussed in the enclosed proxy statement and outlined on the enclosed proxy card.

The Independent Trustees of each Fund recommend that you vote "FOR" the proposed reorganization, so please vote as soon as possible using one of the options below:

1. VOTE BY TELEPHONE. Cast your vote by calling 1-866-241-6192 and following the recorded instructions. Please have your proxy information available.

2. VOTE ON THE INTERNET. Cast your vote by logging onto www.vote.proxy-direct.com and following the instructions on the website. Please have your proxy information available.

3. VOTE BY MAIL. Cast your vote by signing, dating, and mailing the enclosed proxy card in the return envelope provided.

4. IN PERSON. Attend the special meeting of shareholders on February 16, 2007 at 10:00 a.m. MT at Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206.

Our proxy solicitation firm, Computershare Fund Services ("Computershare"), can assist you with all aspects of the voting process. If you have any questions regarding the meeting, or need help voting your proxy, please call Computershare, toll-free at 1-866-546-5791, Monday-Friday from 9:00 a.m.-11:00 p.m. eastern time, and Saturday from 12:00 p.m.-6:00 p.m. eastern time.



                   YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Subject Line: JanusINTECH Money Market Funds Update

Dear (insert client name):

I want to update you on a recent Janus filing with the SEC. On December ( ), Janus filed a definitive proxy statement with the SEC recommending that shareholders approve a Plan that authorizes the reorganization of Institutional Shares and Service Shares of Janus Money Market Fund (JAMXX) and Janus Government Money Market Fund (JAGXX) Institutional Shares and Service Shares (collectively, the "Funds") into new series of the Janus Adviser Series trust.

The purpose of the reorganization is to create separate direct retail money market funds and institutional money market funds, rather than the current multiple share class structure in Janus Investment Fund trust that includes both retail and institutional investors. Additionally, Janus intends to launch new money market products designed specifically for the intermediary marketplace.

Details are as follows:

     - The proposed reorganization requires shareholder approval. Shareholders of record as of December 12th will be asked to approve this reorganization via proxy.

     - The proposed reorganization is intended to maintain the status quo for shareholders so that after the reorganization their shares will have the same account value, and their new fund will have the same investment objective, policies and strategies, and are expected to have the same co-portfolio managers of the current Funds.

     - Holders of the Investor Shares class of the Funds would remain shareholders of the current Funds.

     - The fee structure of all share classes of the current Funds will remain substantially similar; however, assets will be lower immediately following the reorganization.

     - We believe the reorganization will benefit both retail and institutional investors by allowing us to tailor our products and services to the respective demands of the retail, intermediary and institutional marketplaces, and therefore better meet the different needs of our clients.

Our proxy solicitor, Computershare Fund Services, is expected to begin proxy activity on or around December ( ), 2006. The meeting to approve the proposal is February 16, 2007. For those clients passing materials through to end shareholders, please let us know of anything we can do to assist you.

To access a copy of the proxy, which includes a detailed Q&A, please use the following link: https://www.janus.wallst.com/ipss/home.asp?user_id=institutional

If you have any questions, please call 1-877-33JANUS (52687). Thank you for your continued support and trust in JanusINTECH.

Best Regards,

(insert sales person name)

PLEASE CONSIDER THE CHARGES, RISKS, EXPENSES AND INVESTMENT OBJECTIVES CAREFULLY BEFORE INVESTING OR RECOMMENDING TO CLIENTS FOR INVESTMENT. FOR A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION, PLEASE CALL JANUS AT 1-800-29JANUS (1-800-295-2687). READ IT CAREFULLY BEFORE YOU OR YOUR CLIENTS INVEST OR SEND MONEY.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

FOR INSTITUTIONAL INVESTOR USE ONLY / NOT INTENDED FOR PUBLIC VIEWING OR DISTRIBUTION JANUSINTECH INSTITUTIONAL ASSET MANAGEMENT IS THE INSTITUTIONAL BUSINESS ARM OF JANUS CAPITAL GROUP; JANUS CAPITAL MANAGEMENT, LLC SERVES AS THE INVESTMENT ADVISER AND ON CERTAIN PRODUCTS INTECH SERVES AS THE SUB-ADVISER.

Funds distributed by Janus Distributors LLC (12/06)

C-1206-XXX XX-XX-XX

(Date)

Re: JanusINTECH Institutional Proxy Update

Dear (First Name):

As communicated earlier, on October 20th Janus filed preliminary proxy statements with the SEC recommending shareholder approval of a Plan that authorizes the reorganization of Institutional Shares and Service Shares of Janus Money Market Fund and Janus Government Money Market Fund (collectively, the "Funds").

The purpose of the reorganization is to create separate retail money market funds and institutional money market funds, rather than the current multiple class structure that includes both retail and institutional investors. We believe the reorganization will benefit both institutional and retail investors by allowing us to tailor our products and services to the respective demands of the institutional and retail marketplace, and therefore better meet the different needs of our investors.

On December ( ) we filed the definitive proxy statement and will begin mailing to shareholders on or around Tuesday, December ( ). The meeting to approve the proposal is scheduled for February 16, 2007.

For those clients passing proxy materials through to end shareholders, please let us know of anything we can do to assist you. It is our goal to work with you to achieve a vote by the meeting date. Our proxy solicitor, Computershare Fund Services, will be coordinating with you as well.

To access a copy of the proxy, which includes a detailed Q&A, please use the following link: https://www.janus.wallst.com/ipss/home.asp?user_id=institutional

If you have any questions, please call 1-800-29JANUS (1-800-295-2687). Thank you for your continued support and trust in JanusINTECH Institutional Asset Management.

Best Regards,

Bill Crist
Managing Director
Institutional Cash Management

PLEASE CONSIDER THE CHARGES, RISKS, EXPENSES AND INVESTMENT OBJECTIVES CAREFULLY BEFORE INVESTING OR RECOMMENDING TO CLIENTS FOR INVESTMENT. FOR A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION, PLEASE CALL JANUS AT 1-800-29JANUS (1-800-295-2687). READ IT CAREFULLY BEFORE YOU OR YOUR CLIENTS INVEST OR SEND MONEY.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

FOR INSTITUTIONAL INVESTOR USE ONLY / NOT INTENDED FOR PUBLIC VIEWING OR DISTRIBUTION

JANUSINTECH INSTITUTIONAL ASSET MANAGEMENT IS THE INSTITUTIONAL BUSINESS ARM OF JANUS CAPITAL GROUP; JANUS CAPITAL MANAGEMENT, LLC SERVES AS THE INVESTMENT ADVISER AND ON CERTAIN PRODUCTS INTECH SERVES AS THE SUB-ADVISER.

Funds distributed by Janus Distributors LLC (12/06)
C-1206-XXX  XX-XX-XX